                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)        July 1, 2003
                                                        ------------------------



                     Transcontinental Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)




          Nevada                       1-9240                     94-6565852
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(State or other jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)




              1800 Valley View Lane, Suite 300, Dallas, Texas 75234
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 (Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code      469-522-4200
                                                        ------------------------





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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective June 30, 2003, that certain Advisory Agreement dated as of October 15, 1998, between Transcontinental Realty Investors, Inc. ("TCI") and Basic Capital Management, Inc. ("BCM") was terminated by mutual agreement. BCM had served as TCI's advisor since March 1989. BCM is a Nevada corporation in which Messrs. Mark W. Branigan (Executive Vice President - Residential), Louis
J. Corna (Executive Vice President - Tax) and Ronald E. Kimbrough (acting Principal Executive Officer, Executive Vice President and Chief Financial Officer) are executive officers.

         On July 1, 2003, TCI entered into an Advisory Agreement with Prime Asset Management, Inc., a Nevada corporation ("Prime"). The Advisory Agreement dated July 1, 2003 (the "Advisory Agreement") between TCI and Prime contains the same terms as the prior Advisory Agreement with BCM. A copy of the Advisory Agreement dated July 1, 2003 between TCI and Prime is attached hereto as an exhibit. There has been no change in the officers or directors of TCI who continue in the same capacities under the Advisory Agreement.

         The Common Stock of Prime is owned 79% by Realty Advisors, Inc., a Nevada corporation ("RAI"), which in turn is owned by a trust established for the benefit of the children of Gene E. Phillips. RAI also owns all of the Common Stock of BCM. The balance of 21% of the Common Stock of Prime is owned by Syntek West, Inc., a Nevada corporation ("SWI"), all of the issued and outstanding common stock of which is owned by Gene E. Phillips.

         The directors and principal officers of Prime are the same as the directors and officers of BCM and are:

              Mickey N. Phillips                  Director

              Ryan T. Phillips                    Director

              Mark W. Branigan                    Executive Vice President -
                                                  Residential

              Louis J. Corna                      Executive Vice President -
                                                  Tax

              Ronald E. Kimbrough                 Acting Principal Executive
                                                  Officer, Executive Vice
                                                  President and Chief Financial
                                                  Officer

              Robert A. Waldman                   Senior Vice President,
                                                  Secretary and General Counsel

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following documents are filed as exhibits to this report:


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
           Exhibit Designation               Description of Exhibit
          ---------------------- -----------------------------------------------
                 10.0           Advisory Agreement dated July 1, 2003 between
                                Transcontinental Realty Investors, Inc. and
                                Prime Asset Management, Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: July 8, 2003.                 TRANSCONTINENTAL REALTY INVESTORS, INC.


                                    By:     /s/ Robert A. Waldman
                                        ----------------------------------------
                                            Robert A. Waldman, Senior Vice
                                            President, General Counsel and
                                            Secretary


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